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                                                                   EXHIBIT 10.23


           PLAYSTATION(R) LICENSED PUBLISHER - SUPPLEMENTAL AGREEMENT

 THIS AGREEMENT is entered into the 11 day of April 1996 and is supplemental to the Licensed Publisher Agreement ("LPA") dated the 10th day of
                          November 1995 by and between


                       SONY COMPUTER ENTERTAINMENT EUROPE
               (a Division of SONY ELECTRONIC PUBLISHING LIMITED)
                of 13 Great Marlborough Street, London W1V 2LP
                      (hereinafter referred to as "SCEE")

                                    - and -

                                THQ INCORPORATED
 of 5016 North Parkway Calabasas, Suite 100, Calabasas, California 91302, USA
                    (hereinafter referred to as "Publisher")
                         PUBLISHER AUTHORISATION #: 062

In consideration of the undertakings, representations and warranties given herein, and of other good and valuable consideration the receipt and sufficiency of which is acknowledged, PUBLISHER AND SCEE HEREBY AGREE AS
FOLLOWS:

Licensed Territory

(1) The Licensed Territory as defined in LPA Clause 1.2 and Schedule 1 shall be deemed to have included AUSTRALIA & NEW ZEALAND ab initio.

(2) With effect from 1 June 1996, the Licensed Territory shall additionally include

                  CYPRUS
                  GIBRALTAR
                  MALTA

                  BULGARIA
                  CZECH REPUBLIC
                  ESTONIA
                  HUNGARY
                  LATVIA
                  LITHUANIA
                  POLAND
                  RUSSIAN FEDERATION
                  BAHRAIN
                  KUWAIT
                  OMAN
                  QATAR
                  SAUDI ARABIA
                  UNITED ARAB EMIRATES
                  YEMEN

(3) Publishing (including, without limitation, distributing) PlayStation Software products outside the Licensed Territory will continue to be a breach of the LPA.

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PlayStation Licensed Publisher - Supplement (ii)       CONFIDENTIAL
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Rental

(1) With effect from 1 April 1996, the provisions of LPA Clause 3.3 shall be modified to the effect that Publisher shall be entitled to undertake or authorise the rental or lending of PlayStation Software products within the Licensed Territory.

(2) If the Master Disc content of the Rental version of any product varies from that of the retail version (if any) of the same product, then the Rental version will be allocated a different SCEE Product Code.

(3) Subject to (2) above, all Rental products (and associated materials) shall be subject to the Specifications (as defined in the LPA and set forth in SCEE's Specifications & Procedures manual, as amended from time to time), and to the Procedures (specifically including, but without limitation, those relating to submissions, evaluation and approvals) also set forth in such manual, including specifically but without limitation any such Specifications and/or Procedures which relate specifically to Rental products.

(4) The Manufacture of Licensed Products & Associated Materials provisions of LPA Clause 6, and the Purchase Price provisions of LPA Clauses 7.1 to 7.3 (but not the Returns provisions of LPA Clause 7.4) and of LPA
         Schedule 2 (but not Schedule 2[R]), shall apply to all Rental products.

         If the Master Disc content of a Rental product is identical to that of the retail version (if any) of the same product, there will be no repeat Mastering Charge (as referred to in LPA Schedule 2). However, any variance in Master Disc content for a Rental product [for example, additional Trailers in Start-Up Sequence] will require the payment of the same Mastering Charge as for retail products.

         Purchases of a Rental product and of the retail version (if any) of the same product will be counted cumulatively for purposes of Cumulative Purchase Orders Adjustment (as detailed in LPA Schedule 2).

(5) Publisher warrants and represents that it shall obtain all necessary consents and clearances from, and make all necessary payments to, third parties whose rights in respect of Rental products are protected under the European Council Rental Rights Directive and the corresponding national implementing legislation of European Union member states (and any similar legislation in any other country of the Licensed Territory); and the indemnity provisions of LPA Clause 11.2 shall apply to such warranty.

(6) The undertaking or authorising of any renting or lending of PlayStation Software except as authorised herein and subject to Specifications and/or Procedures (as referred to in (3) above) shall continue to be a breach of the LPA. The provisions of LPA Clause 13.2 will apply to any such breach and the repetition of prior material breach provisions of LPA Clause 13.1(i) will apply to the repetition of any such breach.

Demonstration & Promotion Discs

(1) With effect from 1 April 1996, the production of Demo Discs (for use as magazine covermounts and similar or related purposes) and of Promo Discs (for use as salesmen's samples and similar or related purposes), will be available on a not-for-retail basis.

(2) All Demo & Promo Discs (and associated materials) shall be subject to the Specifications (as defined in the LPA and set forth in SCEE's Specifications & Procedures manual, as amended from




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         time to time), and to the Procedures (specifically including, but without limitation, those relating to submissions, evaluation and approvals) also set forth in such manual, including specifically but without limitation any such Specifications and/or Procedures which relate specifically to Demo and/or Promo Discs.

(3) The Manufacture of Licensed Products & Associated Materials provisions of LPA Clause 6, and, subject as provided below, the Purchase Price provisions of LPA Clauses 7.1 to 7.3 (but not the Returns provisions of LPA Clause 7.4 and Schedule 2[R]), shall apply to all Demo & Promo Discs. However, the Purchase Price for Demo & Promo Discs will be as set forth in Exhibits A and B hereto respectively (and not as set forth in LPA Schedule 2).

         Purchases of Demo and/or Promo Discs and of the retail version(s) of the same product(s) will not be counted cumulatively for purposes of Cumulative Purchase Orders Adjustment (as detailed in LPA Schedule 2).

SUBJECT only to the foregoing, all the terms and conditions of the LPA shall apply to Rental, Demo & Promo Discs and shall continue in full force and effect.

IN WITNESS WHEREOF the parties hereto have caused this Supplemental Agreement to be executed as of the date first above written.

SONY COMPUTER ENTERTAINMENT EUROPE     THQ INCORPORATED
(a Division of SONY ELECTRONIC
PUBLISHING LIMITED)

[SIG]                                   [SIG]
------------------------------         -----------------------------------
Signature                              Signature

Christopher Deering                          BJ FARRELL
------------------------------         -----------------------------------
Name                                   Signatory's Name (please print)

PRESIDENT                              PRESIDENT
------------------------------         -----------------------------------
Title                                  Title





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                                   Exhibit A
                           PURCHASE PRICE - DEMO DISC

For Demo Disc product unit comprising:

o        1 (one) black PlayStation interactive software Disc

o        standard Demo Disc Label
                                                                                  pound sterling 0.85 per unit

o        optional maxicase (audio CD Single jewel case)
         or plain paper pochette, including assembly
                                                                                  pound sterling 0.10 per unit

o        PlayStation Disc mastering (initial order only)                          pound sterling 750.00 per product

Minimum order quantity                                                            10,000 units


                                   Exhibit B
                          PURCHASE PRICE - PROMO DISC

For Promo Disc product unit comprising:

o        1 (one) black PlayStation interactive software Disc

o        standard Promo Disc Label

o        maxicase (audio CD Single jewel case), including assembly
                                                                                  pound sterling 1.25 per unit

o        PlayStation Disc mastering                                               pound sterling 750.00 per product
         (unless Disc mastering charge already paid for retail
         version of same product)

Minimum order quantity - initial order                                            1,000 units

                       - reorders                                                 300 units

Maximum order quantity (single order or aggregate)                                2,500 units




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PlayStation Licensed Publisher - Supplement (ii)       CONFIDENTIAL